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                                                               Exhibit 10.30


                            ANGELICA CORPORATION
                            EMPLOYMENT AGREEMENT
                              SECOND AMENDMENT
                              ----------------

         This Amendment ("Amendment") has been entered into as of the 1st day of February, 2004, by and between Angelica Corporation, a Missouri Corporation ("Angelica") and Paul R. Anderegg, an individual ("Employee").

         WHEREAS, Angelica currently employs Employee as Vice President of Angelica and President of Angelica's Textile Services Business Segment pursuant to that certain Employment Agreement, dated the 1st day of February, 2003, as previously amended, (the "Agreement"); and

         WHEREAS, Angelica and Employee wish to continue the employment relationship between them and to further amend the Agreement as set forth in this Amendment.

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to amend the Agreement as follows:

         1. Section 2.1 of the Agreement is hereby amended to read as follows:

                  2.1 INITIAL TERM OF AGREEMENT; RENEWAL TERMS. The initial Term of this Agreement shall be for two years commencing on the Effective Date, subject to automatic renewal for one or more additional Terms of one year each commencing immediately upon the end of the initial Term or the then-current renewal Term, as the case may be, unless either party to this Agreement gives a Notice of Non-Renewal to the other party not later than 90 days prior to the end of the initial Term or the then-current renewal Term, as the case may be. In the event that such a Notice of Non-Renewal is given as set forth in this
                  Section 2.1, the Date of Termination will be the last day of the initial Term or the then-current Term, as the case may be.

         2. Except as otherwise expressly amended by this Amendment, all other terms, conditions and covenants of the Agreement, as previously amended, shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, Employee and Angelica, pursuant to the authorization from its Board, have caused this Amendment to be executed in its name on its behalf, all as of the day and year first above written.

                                       /s/ Paul R. Anderegg
                                       -------------------------
                                       Paul R. Anderegg


                                       ANGELICA CORPORATION

                                       By: /s/ Stephen M. O'Hara
                                           ---------------------
                                       Name:  Stephen M. O'Hara
                                       Title: President & CEO